                                                                   Exhibit 99.17
{MERRILL LYNCH LOGO}     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-A8
--------------------------------------------------------------------------------

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8

                       MORTGAGE PASS-THROUGH CERTIFICATES

                   MERRILL LYNCH MORTGAGE LENDING, INC. SELLER

                WELLS FARGO BANK MINNESOTA, N.A. MASTER SERVICER

                               NOVEMBER [1], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

{MERRILL LYNCH LOGO}     COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2005-A8
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MLMI05_A8_MARKET_CORPORATEONECU - PRICE/YIELD - A1B1

Balance   $66,936,000.00   Delay           24          WAC   6.2861  WAM    344
Coupon    5.25             Dated           10/1/2005   NET   5.8991  WALA     3
Settle    11/15/2005       First Payment   11/25/2005

Price                         8 HEP          10 HEP          15 HEP           20 HEP          30 HEP          40 HEP           50HEP
                              Yield           Yield           Yield            Yield           Yield           Yield           Yield
           99.75759            5.26            5.25            5.23             5.21            5.17            5.13            5.10
           99.76759            5.26            5.25            5.23             5.20            5.16            5.12            5.08
           99.77759            5.25            5.24            5.22             5.20            5.15            5.10            5.06
           99.78759            5.25            5.24            5.21             5.19            5.14            5.09            5.04
           99.79759            5.25            5.23            5.21             5.18            5.12            5.07            5.02
           99.80759            5.24            5.23            5.20             5.17            5.11            5.05            5.00
           99.81759            5.24            5.22            5.19             5.16            5.10            5.04            4.98
           99.82759            5.23            5.22            5.19             5.15            5.09            5.02            4.96
           99.83759            5.23            5.21            5.18             5.14            5.07            5.01            4.94
           99.84759            5.22            5.21            5.17             5.14            5.06            4.99            4.92
           99.85759            5.22            5.20            5.17             5.13            5.05            4.97            4.90
           99.86759            5.22            5.20            5.16             5.12            5.04            4.96            4.88
           99.87759            5.21            5.19            5.15             5.11            5.03            4.94            4.86
           99.88759            5.21            5.19            5.14             5.10            5.01            4.93            4.84
           99.89759            5.20            5.18            5.14             5.09            5.00            4.91            4.82
           99.90759            5.20            5.18            5.13             5.08            4.99            4.89            4.80
           99.91759            5.20            5.17            5.12             5.07            4.98            4.88            4.78
           99.92759            5.19            5.17            5.12             5.07            4.96            4.86            4.76
           99.93759            5.19            5.16            5.11             5.06            4.95            4.85            4.74
           99.94759            5.18            5.16            5.10             5.05            4.94            4.83            4.72
           99.95759            5.18            5.16            5.10             5.04            4.93            4.81            4.70

                WAL            2.67            2.22            1.57             1.22            0.85            0.65            0.53
           Mod Durn           2.369           2.007           1.452            1.142           0.803           0.622           0.508
   Principal Window   Nov05 - Aug11   Nov05 - Aug10   Nov05 - Feb09    Nov05 - May08   Nov05 - Jul07   Nov05 - Feb07   Nov05 - Nov06

         Shock(bps)
          LIBOR_1MO         4.08800         4.08800         4.08800          4.08800         4.08800         4.08800         4.08800
          LIBOR_6MO         4.45400         4.45400         4.45400          4.45400         4.45400         4.45400         4.45400
          LIBOR_1YR         4.70800         4.70800         4.70800          4.70800         4.70800         4.70800         4.70800
             Prepay           8 HEP          10 HEP          15 HEP           20 HEP          30 HEP          40 HEP          50 HEP
Optional Redemption        Call (N)        Call (N)        Call (N)         Call (N)        Call (N)        Call (N)        Call (N)

         swap102204  Mat  2yr  3yr  4yr  5yr  6yr  7yr  8yr  9yr  10yr
                     Yld  4.788  4.843  4.887  4.934  4.967  4.997  5.023  5.053  5.082

MLMI05_A8_MARKET_CORPORATEONECU - PRICE/YIELD - A1B1

Balance   $66,936,000.00   Delay           24          WAC   6.2861   WAM   344
Coupon    5.25             Dated           10/1/2005   NET   5.8991   WALA    3
Settle    11/15/2005       First Payment   11/25/2005

Price                         8 HEP          10 HEP          15 HEP          20 HEP          30 HEP         40 HEP          50 HEP
                              Yield           Yield           Yield           Yield           Yield          Yield           Yield
           99.75759            5.26            5.25            5.23            5.21            5.17           5.13            5.10
           99.76759            5.26            5.25            5.23            5.20            5.16           5.12            5.08
           99.77759            5.25            5.24            5.22            5.20            5.15           5.10            5.06
           99.78759            5.25            5.24            5.21            5.19            5.14           5.09            5.04
           99.79759            5.25            5.23            5.21            5.18            5.12           5.07            5.02
           99.80759            5.24            5.23            5.20            5.17            5.11           5.05            5.00
           99.81759            5.24            5.22            5.19            5.16            5.10           5.04            4.98
           99.82759            5.23            5.22            5.19            5.15            5.09           5.02            4.96
           99.83759            5.23            5.21            5.18            5.14            5.07           5.01            4.94
           99.84759            5.22            5.21            5.17            5.14            5.06           4.99            4.92
           99.85759            5.22            5.20            5.17            5.13            5.05           4.97            4.90
           99.86759            5.22            5.20            5.16            5.12            5.04           4.96            4.88
           99.87759            5.21            5.19            5.15            5.11            5.03           4.94            4.86
           99.88759            5.21            5.19            5.14            5.10            5.01           4.93            4.84
           99.89759            5.20            5.18            5.14            5.09            5.00           4.91            4.82
           99.90759            5.20            5.18            5.13            5.08            4.99           4.89            4.80
           99.91759            5.20            5.17            5.12            5.07            4.98           4.88            4.78
           99.92759            5.19            5.17            5.12            5.07            4.96           4.86            4.76
           99.93759            5.19            5.16            5.11            5.06            4.95           4.85            4.74
           99.94759            5.18            5.16            5.10            5.05            4.94           4.83            4.72
           99.95759            5.18            5.16            5.10            5.04            4.93           4.81            4.70

                WAL            2.67            2.22            1.57            1.22            0.85           0.65            0.53
           Mod Durn           2.369           2.007           1.452           1.142           0.803          0.622           0.508
   Principal Window   Nov05 - Aug11   Nov05 - Aug10   Nov05 - Feb09   Nov05 - May08   Nov05 - Jul07  Nov05 - Feb07   Nov05 - Nov06

         Shock(bps)
          LIBOR_1MO         4.08800         4.08800         4.08800         4.08800         4.08800        4.08800         4.08800
          LIBOR_6MO         4.45400         4.45400         4.45400         4.45400         4.45400        4.45400         4.45400
          LIBOR_1YR         4.70800         4.70800         4.70800         4.70800         4.70800        4.70800         4.70800
             Prepay           8 HEP          10 HEP          15 HEP          20 HEP          30 HEP         40 HEP          50HEP
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)       Call (Y)        Call (Y)

         swap102204  Mat  2yr  3yr  4yr  5yr  6yr  7yr  8yr  9yr  10yr
                     Yld  4.788  4.843  4.887  4.934  4.967  4.997  5.023  5.053  5.082

MLMI05_A8_MARKET_CORPORATEONECU - PRICE/YIELD - A1B1

Balance   $66,936,000.00   Delay          24          WAC   6.2861   WAM    344
Coupon    5.25             Dated          10/1/2005   NET   5.8991   WALA     3
Settle    11/15/2005       First Payment  11/25/2005

Price                         8 HEP          10 HEP          15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
           99.75759            5.26            5.25            5.23            5.21            5.17            5.13            5.10
           99.76759            5.26            5.25            5.23            5.20            5.16            5.12            5.08
           99.77759            5.25            5.24            5.22            5.20            5.15            5.10            5.06
           99.78759            5.25            5.24            5.21            5.19            5.14            5.09            5.04
           99.79759            5.25            5.23            5.21            5.18            5.12            5.07            5.02
           99.80759            5.24            5.23            5.20            5.17            5.11            5.05            5.00
           99.81759            5.24            5.22            5.19            5.16            5.10            5.04            4.98
           99.82759            5.23            5.22            5.19            5.15            5.09            5.02            4.96
           99.83759            5.23            5.21            5.18            5.14            5.07            5.01            4.94
           99.84759            5.22            5.21            5.17            5.14            5.06            4.99            4.92
           99.85759            5.22            5.20            5.17            5.13            5.05            4.97            4.90
           99.86759            5.22            5.20            5.16            5.12            5.04            4.96            4.88
           99.87759            5.21            5.19            5.15            5.11            5.03            4.94            4.86
           99.88759            5.21            5.19            5.14            5.10            5.01            4.93            4.84
           99.89759            5.20            5.18            5.14            5.09            5.00            4.91            4.82
           99.90759            5.20            5.18            5.13            5.08            4.99            4.89            4.80
           99.91759            5.20            5.17            5.12            5.07            4.98            4.88            4.78
           99.92759            5.19            5.17            5.12            5.07            4.96            4.86            4.76
           99.93759            5.19            5.16            5.11            5.06            4.95            4.85            4.74
           99.94759            5.18            5.16            5.10            5.05            4.94            4.83            4.72
           99.95759            5.18            5.16            5.10            5.04            4.93            4.81            4.70
                WAL            2.67            2.22            1.57            1.22            0.85            0.65            0.53

           Mod Durn           2.369           2.007           1.452           1.142           0.803           0.622           0.508
   Principal Window   Nov05 - Aug11   Nov05 - Aug10   Nov05 - Feb09   Nov05 - May08   Nov05 - Jul07   Nov05 - Feb07   Nov05 - Nov06

         Shock(bps)          -300bp          -300bp          -300bp          -300bp          -300bp          -300bp          -300bp
          LIBOR_1MO         4.08800         4.08800         4.08800         4.08800         4.08800         4.08800         4.08800
          LIBOR_6MO         4.45400         4.45400         4.45400         4.45400         4.45400         4.45400         4.45400
          LIBOR_1YR         4.70800         4.70800         4.70800         4.70800         4.70800         4.70800         4.70800
             Prepay           8 HEP          10 HEP          15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

         swap102204  Mat  2yr  3yr  4yr  5yr  6yr  7yr  8yr  9yr  10yr
                     Yld  4.788  4.843  4.887  4.934  4.967  4.997  5.023  5.053  5.082

MLMI05_A8_MARKET_CORPORATEONECU - PRICE/YIELD - A1B1

Balance   $66,936,000.00   Delay          24          WAC   6.2861   WAM    344
Coupon    5.25             Dated          10/1/2005   NET   5.8991   WALA     3
Settle    11/15/2005       First Payment  11/25/2005

Price                         8 HEP          10 HEP          15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
           99.75759            5.26            5.25            5.23            5.21            5.17            5.13            5.10
           99.76759            5.26            5.25            5.23            5.20            5.16            5.12            5.08
           99.77759            5.25            5.24            5.22            5.20            5.15            5.10            5.06
           99.78759            5.25            5.24            5.21            5.19            5.14            5.09            5.04
           99.79759            5.25            5.23            5.21            5.18            5.12            5.07            5.02
           99.80759            5.24            5.23            5.20            5.17            5.11            5.05            5.00
           99.81759            5.24            5.22            5.19            5.16            5.10            5.04            4.98
           99.82759            5.23            5.22            5.19            5.15            5.09            5.02            4.96
           99.83759            5.23            5.21            5.18            5.14            5.07            5.01            4.94
           99.84759            5.22            5.21            5.17            5.14            5.06            4.99            4.92
           99.85759            5.22            5.20            5.17            5.13            5.05            4.97            4.90
           99.86759            5.22            5.20            5.16            5.12            5.04            4.96            4.88
           99.87759            5.21            5.19            5.15            5.11            5.03            4.94            4.86
           99.88759            5.21            5.19            5.14            5.10            5.01            4.93            4.84
           99.89759            5.20            5.18            5.14            5.09            5.00            4.91            4.82
           99.90759            5.20            5.18            5.13            5.08            4.99            4.89            4.80
           99.91759            5.20            5.17            5.12            5.07            4.98            4.88            4.78
           99.92759            5.19            5.17            5.12            5.07            4.96            4.86            4.76
           99.93759            5.19            5.16            5.11            5.06            4.95            4.85            4.74
           99.94759            5.18            5.16            5.10            5.05            4.94            4.83            4.72
           99.95759            5.18            5.16            5.10            5.04            4.93            4.81            4.70

                WAL            2.67            2.22            1.57            1.22            0.85            0.65            0.53
           Mod Durn           2.369           2.007           1.452           1.142           0.803           0.622           0.508
   Principal Window   Nov05 - Aug11   Nov05 - Aug10   Nov05 - Feb09   Nov05 - May08   Nov05 - Jul07   Nov05 - Feb07   Nov05 - Nov06

         Shock(bps)          -300bp          -300bp          -300bp          -300bp          -300bp          -300bp          -300bp
          LIBOR_1MO         4.08800         4.08800         4.08800         4.08800         4.08800         4.08800         4.08800
          LIBOR_6MO         4.45400         4.45400         4.45400         4.45400         4.45400         4.45400         4.45400
          LIBOR_1YR         4.70800         4.70800         4.70800         4.70800         4.70800         4.70800         4.70800
             Prepay           8 HEP          10 HEP          15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

         swap102204  Mat  2yr  3yr  4yr  5yr  6yr  7yr  8yr  9yr  10yr
                     Yld  4.788  4.843  4.887  4.934  4.967  4.997  5.023  5.053  5.082

MLMI05_A8_MARKET_CORPORATEONECU - PRICE/YIELD - A1B1

Balance   $66,936,000.00   Delay           24          WAC   6.2861  WAM    344
Coupon    5.25             Dated           10/1/2005   NET   5.8991  WALA     3
Settle    11/15/2005       First Payment   11/25/2005

Price                        8 HEP           10 HEP           15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
                             Yield            Yield            Yield           Yield           Yield           Yield           Yield
           99.75759           5.26             5.25             5.23            5.21            5.17            5.13            5.10
           99.76759           5.26             5.25             5.23            5.20            5.16            5.12            5.08
           99.77759           5.25             5.24             5.22            5.20            5.15            5.10            5.06
           99.78759           5.25             5.24             5.21            5.19            5.14            5.09            5.04
           99.79759           5.25             5.23             5.21            5.18            5.12            5.07            5.02
           99.80759           5.24             5.23             5.20            5.17            5.11            5.05            5.00
           99.81759           5.24             5.22             5.19            5.16            5.10            5.04            4.98
           99.82759           5.23             5.22             5.19            5.15            5.09            5.02            4.96
           99.83759           5.23             5.21             5.18            5.14            5.07            5.01            4.94
           99.84759           5.22             5.21             5.17            5.14            5.06            4.99            4.92
           99.85759           5.22             5.20             5.17            5.13            5.05            4.97            4.90
           99.86759           5.22             5.20             5.16            5.12            5.04            4.96            4.88
           99.87759           5.21             5.19             5.15            5.11            5.03            4.94            4.86
           99.88759           5.21             5.19             5.14            5.10            5.01            4.93            4.84
           99.89759           5.20             5.18             5.14            5.09            5.00            4.91            4.82
           99.90759           5.20             5.18             5.13            5.08            4.99            4.89            4.80
           99.91759           5.20             5.17             5.12            5.07            4.98            4.88            4.78
           99.92759           5.19             5.17             5.12            5.07            4.96            4.86            4.76
           99.93759           5.19             5.16             5.11            5.06            4.95            4.85            4.74
           99.94759           5.18             5.16             5.10            5.05            4.94            4.83            4.72
           99.95759           5.18             5.16             5.10            5.04            4.93            4.81            4.70

                WAL           2.67             2.22             1.57            1.22            0.85            0.65            0.53
           Mod Durn          2.369            2.007            1.452           1.142           0.803           0.622           0.508
   Principal Window  Nov05 - Aug11    Nov05 - Aug10    Nov05 - Feb09   Nov05 - May08   Nov05 - Jul07   Nov05 - Feb07   Nov05 - Nov06

         Shock(bps)          300bp            300bp            300bp           300bp           300bp           300bp           300bp
          LIBOR_1MO        4.08800          4.08800          4.08800         4.08800         4.08800         4.08800         4.08800
          LIBOR_6MO        4.45400          4.45400          4.45400         4.45400         4.45400         4.45400         4.45400
          LIBOR_1YR        4.70800          4.70800          4.70800         4.70800         4.70800         4.70800         4.70800
             Prepay          8 HEP           10 HEP           15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
Optional Redemption       Call (N)         Call (N)         Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

         swap102204  Mat  2yr  3yr  4yr  5yr  6yr  7yr  8yr  9yr  10yr
                     Yld  4.788  4.843  4.887  4.934  4.967  4.997  5.023  5.053  5.082

MLMI05_A8_MARKET_CORPORATEONECU - PRICE/YIELD - A1B1

Balance   $66,936,000.00  Delay           24          WAC   6.2861   WAM    344
Coupon    5.25            Dated           10/1/2005   NET   5.8991   WALA     3
Settle    11/15/2005      First Payment   11/25/2005

Price                         8 HEP          10 HEP          15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
           99.75759            5.26            5.25            5.23            5.21            5.17            5.13            5.10
           99.76759            5.26            5.25            5.23            5.20            5.16            5.12            5.08
           99.77759            5.25            5.24            5.22            5.20            5.15            5.10            5.06
           99.78759            5.25            5.24            5.21            5.19            5.14            5.09            5.04
           99.79759            5.25            5.23            5.21            5.18            5.12            5.07            5.02
           99.80759            5.24            5.23            5.20            5.17            5.11            5.05            5.00
           99.81759            5.24            5.22            5.19            5.16            5.10            5.04            4.98
           99.82759            5.23            5.22            5.19            5.15            5.09            5.02            4.96
           99.83759            5.23            5.21            5.18            5.14            5.07            5.01            4.94
           99.84759            5.22            5.21            5.17            5.14            5.06            4.99            4.92
           99.85759            5.22            5.20            5.17            5.13            5.05            4.97            4.90
           99.86759            5.22            5.20            5.16            5.12            5.04            4.96            4.88
           99.87759            5.21            5.19            5.15            5.11            5.03            4.94            4.86
           99.88759            5.21            5.19            5.14            5.10            5.01            4.93            4.84
           99.89759            5.20            5.18            5.14            5.09            5.00            4.91            4.82
           99.90759            5.20            5.18            5.13            5.08            4.99            4.89            4.80
           99.91759            5.20            5.17            5.12            5.07            4.98            4.88            4.78
           99.92759            5.19            5.17            5.12            5.07            4.96            4.86            4.76
           99.93759            5.19            5.16            5.11            5.06            4.95            4.85            4.74
           99.94759            5.18            5.16            5.10            5.05            4.94            4.83            4.72
           99.95759            5.18            5.16            5.10            5.04            4.93            4.81            4.70

                WAL            2.67            2.22            1.57            1.22            0.85            0.65            0.53
           Mod Durn           2.369           2.007           1.452           1.142           0.803           0.622           0.508
   Principal Window   Nov05 - Aug11   Nov05 - Aug10   Nov05 - Feb09   Nov05 - May08   Nov05 - Jul07   Nov05 - Feb07   Nov05 - Nov06

         Shock(bps)           300bp           300bp           300bp           300bp           300bp           300bp           300bp
          LIBOR_1MO         4.08800         4.08800         4.08800         4.08800         4.08800         4.08800         4.08800
          LIBOR_6MO         4.45400         4.45400         4.45400         4.45400         4.45400         4.45400         4.45400
          LIBOR_1YR         4.70800         4.70800         4.70800         4.70800         4.70800         4.70800         4.70800
             Prepay           8 HEP          10 HEP          15 HEP          20 HEP          30 HEP          40 HEP          50 HEP
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

         swap102204  Mat  2yr  3yr  4yr  5yr  6yr  7yr  8yr  9yr  10yr
                     Yld  4.788  4.843  4.887  4.934  4.967  4.997  5.023  5.053  5.082